Exhibit 10.3
PLEDGE AND SECURITY AGREEMENT
This PLEDGE AND SECURITY AGREEMENT, dated as of February 29, 2016 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is between Industrial Services of America, Inc., a Florida corporation (the “Pledgor”), and MidCap Business Credit LLC, a Texas limited liability company (the “Lender”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Loan and Security Agreement (All Assets) dated as of the date hereof by and among Pledgor, the other Borrowers (as defined in the Loan Agreement referred to below), ISA Logistics LLC, a Kentucky limited liability company (“ISA Logistics”), ISA Indiana, Inc., an Indiana corporation (“ISA Indiana”), ISA Real Estate, LLC, a Kentucky limited liability company (“ISA Real Estate”), ISA Indiana Real Estate, LLC, a Kentucky limited liability company (“ISA IN Real Estate”), 7021 Grade Lane LLC, a Kentucky limited liability company (“7021 Grade Lane”), 7124 Grade Lane LLC, a Kentucky limited liability company (“7124 Grade Lane”), and 7200 Grade Lane LLC, a Kentucky limited liability company (“7200 Grade Lane”; and together with ISA Logistics, ISA Indiana, ISA Real Estate, ISA IN Real Estate, 7021 Grade Lane, 7124 Grade Lane and any additional Person that at any time after the date hereof becomes a guarantor, jointly, severally and collectively, “Guarantors” and each a “Guarantor”), and Lender (as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), Lender has agreed to extend certain loans and other financial accommodations (collectively, the “Loan”) to Borrowers;
WHEREAS, Pledgor is the record and beneficial owner of the shares of stock or membership interests listed in Part A of Schedule I hereto and the owner of the promissory notes and instruments listed in Part B of Schedule I hereto; and
WHEREAS, in order to induce the Lender to make the Loan, Pledgor has agreed to pledge the Pledged Collateral (defined below) to the Lender in accordance herewith.
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Lender to make the Loan, and intending to be legally bound, it is agreed as follows:
1.Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):
“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.
“Pledged Entity” means an issuer of Pledged Shares or Pledged Indebtedness.
“Pledged Indebtedness” means the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto.
“Pledged Shares” means those shares or membership interests listed on Part A of Schedule I hereto.

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“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.
2.    Pledge. Pledgor hereby pledges to the Lender a first priority security interest in all of the following (collectively, the “Pledged Collateral”):
(a)    the Pledged Shares and the certificates representing the Pledged Shares, if any, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and
(b)    any additional shares of stock or membership interests of a Pledged Entity from time to time acquired by Pledgor in any manner (which shares or membership interests shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, if any, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such stock; and
(c)    the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and
(d)    all additional indebtedness arising after the date hereof and owing to Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness.
3.    Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of any kind under or in connection with the Loan Agreement and the other Loan Documents and all obligations of Pledgor now or hereafter existing under this Agreement or any other Loan Document to which the Pledgor is a party including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or thereunder or otherwise (collectively, the “Secured Obligations”).
4.    Delivery of Pledged Collateral. All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by Pledgor.
5.    Representations and Warranties. Pledgor represents and warrants to the Lender that:
(a)    Pledgor is, and at the time of delivery of the Pledged Shares to the Lender will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any lien thereon or affecting the title thereto, except for any lien created by this Agreement; Pledgor is and at the time of delivery of the Pledged Indebtedness to the Lender will be, the sole owner of such Pledged Collateral free and clear of any lien thereon or affecting title thereto, except for any lien created by this Agreement;

(b)    All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non‑assessable; the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of, the Pledged Entities, and no such Pledged Entity is in default thereunder;
(c)    Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to the Lender as provided herein;
(d)    None of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;
(e)    No agreement governing any of the Pledged Shares provides that such Pledged Shares are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;
(f)    All of the Pledged Shares are presently owned by Pledgor, and are presently represented by the certificates listed on Part A of Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;
(g)    No consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by the Lender of the voting and other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;
(h)    The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in favor of the Lender in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other lien;
(i)    This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms; and
(j)    Except as disclosed on Part B of Schedule I, none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.
The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.
6.    Covenants. Until such time as all of the Obligations have been paid in full in accordance with the terms of the Loan Agreement, Pledgor covenants and agrees that:
(a)    Without the prior written consent of the Lender, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged

Collateral or grant a lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan Documents;
(b)    Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Lender from time to time may request in order to ensure to the Lender the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement, and will cooperate with the Lender, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such liens or any sale or transfer of the Pledged Collateral;
(c)    Pledgor has and will defend the title to the Pledged Collateral and the liens of the Lender in the Pledged Collateral against the claim of any person or entity and will maintain and preserve such liens;
(d)    Pledgor will, upon obtaining ownership of any additional stock, membership interests or promissory notes or instruments of a Pledged Entity or stock, membership interests, promissory notes or instruments otherwise required to be pledged to the Lender pursuant to any of the Loan Documents, which stock, membership interests, notes or instruments are not already Pledged Collateral, promptly (and in any event within five (5) Business Days) deliver to the Lender a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional stock, membership interests, notes or instruments, pursuant to which Pledgor shall pledge to the Lender all of such additional stock, membership interests, notes and instruments. Pledgor hereby authorizes the Lender to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to the Lender shall for all purposes hereunder be considered Pledged Collateral; and
(e)    Without obtaining Lender’s prior written consent, not take any action which would or could result in any portion of the Pledged Shares being governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.
7.    Pledgor’s Rights. As long as no Event of Default shall have occurred and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof:
(a)    Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Lender in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Loan Agreement):
(i)    the dissolution or liquidation, in whole or in part, of a Pledged Entity;
(ii)    the consolidation or merger of a Pledged Entity with any other person or entity;
(iii)    the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for liens in favor of the Lender;

(iv)    any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its stock or membership interests; or
(v)    the alteration of the voting rights with respect to the stock or membership interests of a Pledged Entity; and
(b)    (i)    Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent not in violation of the Loan Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the lien created by this Agreement; and
(ii)    all dividends and interest (other than such cash dividends and interest as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to the Lender to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).
8.    Defaults and Remedies.
(a)    Upon the occurrence of an Event of Default, Lender (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Lender was the outright owner thereof. Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay in full the Secured Obligations. Pledgor hereby irrevocably constitutes and appoints the Lender as the proxy and attorney‑in‑fact of Pledgor, with full power of substitution to do so, and which appointment shall remain in effect until the Secured Obligations are paid in full; provided, however, (i) the Lender shall not act as such attorney-in-fact or take any actions under such power or attorney unless an Event of Default has occurred, and (ii) the Lender shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Lender’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Lender may deem fair, and the Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption (any such right being hereby waived or released). Each sale shall be made to the highest bidder, but the Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Lender.
(b)    If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Lender, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days’ notice to Pledgor.
(c)    Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of the Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies. No failure or delay on the part of the Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by the Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Lender’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.
(d)    Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Lender, that the Lender shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement.
9.    Waiver. No delay on the Lender’s part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by the Lender with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Lender’s right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice the Lender’s rights as against Pledgor in any respect.
10.    Assignment. The Lender may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.
11.    Termination. Upon payment in full of the Secured Obligations, the Lender shall deliver to Pledgor the Pledged Collateral and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder shall at such time terminate.
12.    Lien Absolute. All rights of the Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:
(a)    any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;
(b)    any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;
(c)    any exchange, release or non‑perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
(d)    the insolvency of Pledgor or any guarantor; or
(e)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.
13.    Release. Pledgor consents and agrees that the Lender may at any time, or from time to time, in its discretion:
(a)    renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and
(b)    exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by or on behalf of the Lender in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Lender may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on the Lender’s part shall in any event affect or impair this Agreement.
14.    Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Pledged Entity for liquidation or reorganization, should Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
15.    Miscellaneous.
(a)    The Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.
(b)    Pledgor agrees to promptly reimburse the Lender for actual out‑of‑pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Lender in connection with the administration and enforcement of this Agreement.
(c)    Neither the Lender, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.
(d)    THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, THE LENDER AND ITS SUCCESSORS AND ASSIGNS.
16.    Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.
17.    Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered as set forth in the Loan Agreement, at the address for Lender as set forth in the Loan Agreement and at the address for Pledgor as set forth on the signature page in the Loan Agreement, or as otherwise in writing by Lender or Pledgor, as the case may be.

18.    Section Titles. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
19.    Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be effective upon delivery and, thereafter, shall be deemed to be an original, and all of which shall be taken as one and the same instrument with the same effect as if each party hereto had signed on the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signature thereto and may be attached to another part of this Agreement identical in form hereto and having attached to it one or more additional signature pages. This Agreement may be transmitted by facsimile machine or by electronic mail in portable document format (“pdf”) and signatures appearing on faxed instruments and/or electronic mail instruments shall be treated as original signatures. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect hereof.
20.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF CONNECTICUT SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AGREEMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
21.    CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF CONNECTICUT IN THE COUNTY OF HARTFORD OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT AND PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND AMENDMENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. PLEDGOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR UNDER ANY AMENDMENT, WAIVER, AMENDMENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
[SIGNATURES APPEAR ON THE FOLLOWING PAGES.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
INDUSTRIAL SERVICES OF AMERICA, INC.,
a Florida corporation

By:    /s/ Sean Garber
Name:     Sean Garber
Title:     President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

MIDCAP BUSINESS CREDIT LLC,
    a Texas limited liability company

By:    /s/ Steven A. Samson
Name:    Steven A. Samson
Title:    President

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ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Pledge and Security Agreement dated as of February 29, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), made by Industrial Services of America, Inc. (“Pledgor”), for the benefit of MidCap Business Credit LLC (the “Lender”). The undersigned agrees for the benefit of the Lender as follows:

1.	The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.	The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in Section 6(d) of the Pledge Agreement.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE

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ISA INDIANA INC.,
an Indiana corporation
By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

ISA LOGISTICS LLC,
a Kentucky limited liability company
By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

ISA REAL ESTATE, LLC,
a Kentucky limited liability company
By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

ISA INDIANA REAL ESTATE, LLC,
a Kentucky limited liability company
By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

7021 GRADE LANE LLC,
a Kentucky limited liability company
By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

7124 GRADE LANE LLC,
a Kentucky limited liability company
By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

7200 GRADE LANE LLC,
a Kentucky limited liability company
By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

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SCHEDULE I
PART A
PLEDGED SHARES

Pledged Entity	Class of Stock or Membership Interests	Certificate Number(s)	Number of Shares	Percentage of Outstanding Shares
ISA Indiana, Inc.	Capital Stock	1	1000	100.00%
ISA Logistics LLC	Membership Interest	N/A	N/A	100.00%
ISA Real Estate, LLC	Membership Interest	N/A	N/A	100.00%
ISA Indiana Real Estate, LLC	Membership Interest	N/A	N/A	100.00%
7021 Grade Lane LLC	Membership Interest	N/A	N/A	100.00%
7124 Grade Lane LLC	Membership Interest	N/A	N/A	100.00%
7200 Grade Lane LLC	Membership Interest	N/A	N/A	100.00%
PART B
PLEDGED INDEBTEDNESS

Pledged Entity	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate
N/A

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SCHEDULE II
PLEDGE AND SECURITY AMENDMENT
This Pledge Agreement Amendment, dated __________ __, ____ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. Pledgor hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments, shares and membership interests pledged prior to this Pledge Amendment and as to the promissory notes, instruments, shares and membership interests pledged pursuant to this Pledge Amendment. Pledgor further agrees that this Pledge Amendment may be attached to that certain Pledge and Security Agreement, dated as of February 29, 2016, between the undersigned, as Pledgor, and MidCap Business Credit LLC, as the Lender, (as it may be amended, restated, modified or supplemented and in effect from time to time, the “Pledge Agreement”) and that the Pledged Shares and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement and Pledgor hereby grants a first priority security interest to Lender in such Pledged Shares and Pledged Indebtedness.
PLEDGED SHARES

Pledged Entity	Class of Stock or Membership Interests	Certificate Number(s)	Number of Shares	Percentage of Outstanding Shares

Pledged Entity	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

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INDUSTRIAL SERVICES OF AMERICA, INC.
By:    _______________________________________
Name:    _______________________________________
Title:    _______________________________________

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]
MIDCAP BUSINESS CREDIT LLC

By:    _______________________________________
Name:    _______________________________________
Title:    _______________________________________

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